Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of preparation

The following Unaudited Pro Forma Condensed Consolidated Financial Statements have been derived from the Company’s historical Consolidated Financial Statements and are being presented to give effect to the Transaction. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the Company’s historical Consolidated Financial Statements and accompanying notes in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended April 3, 2014, July 3, 2014 and October 2, 2014, each as filed with the U.S. Securities and Exchange Commission on February 2, 2014, May 5, 2014, August 1, 2014 and October 31, 2014, respectively.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 2013 and for each of the quarters ended April 3, 2014, July 3, 2014 and October 2, 2014, reflect the Company’s results as if the Transaction had occurred on January 1, 2013, and do not reflect the nonrecurring loss on the Transaction directly attributable to the Transaction. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of October 2, 2014 gives effect to the Transaction as if it occurred on October 2, 2014.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are subject to the assumptions and adjustments described in the accompanying notes. Given the information available at this time, the Company’s management believes that these assumptions and adjustments are reasonable under the circumstances.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are not intended to be a complete presentation of the Company’s financial position or results of operations had the Transaction occurred as of and for the periods indicated. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements are provided for illustrative and informational purposes only, and are not necessarily indicative of the Company’s future results of operations or financial condition had the Transaction been completed on the dates assumed. The pro forma adjustments are based on available information and assumptions that the Company’s management believes are reasonable, that reflect the impacts of events directly attributable to the Transactions that are factually supportable, and for purposes of the Statements of Operations, are expected to have a continuing impact on the Company.

Spirit AeroSystems Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	For the Twelve Months Ended
	December 31, 2013

	Historical (a)	The Transaction (b)		Pro Forma

	($ in millions, except per share data)

Net Revenues	$5,961.0	$140.2		$5,820.8

Operating costs and expenses

Cost of sales	6,059.5	670.3		$5,389.2

Selling, general and administrative	200.8	—		200.8

Impact from severe weather event	30.3	—		30.3

Research and development	34.7	—		34.7

Total operating costs and expenses	6,325.3	670.3		5,655.0

Operating (loss) income	(364.3)	(530.1)		165.8

Interest expense and financing fee amortization	(70.1)	—		(70.1)

Interest income	0.3	—		0.3

Other income, net	3.3	—		3.3

(Loss) income before income taxes and equity in net income of affiliates	(430.8)	(530.1)		99.3

Income tax (provision) benefit	(191.1)	42.5	(c)	(233.6)

(Loss) before equity in net income of affiliates	(621.9)	(487.6)		(134.3)

Equity in net income of affiliates	0.5	—		0.5

Net (loss)	$(621.4)	$(487.6)		$(133.8)

(Loss) per share

Basic	$(4.40)			$(0.95)

Diluted	$(4.40)			$(0.95)

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Spirit AeroSystems Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	For the Three Months Ended
	April 3, 2014

	Historical (a)	The Transaction (b)		Pro Forma

	($ in millions, except per share data)

Net Revenues	$1,728.5	$50.0		$1,678.5

Operating costs and expenses

Cost of sales	1,467.3	50.3		$1,417.0

Selling, general and administrative	60.5	—		60.5

Impact from severe weather event	—	—		—

Research and development	6.3	—		6.3

Total operating costs and expenses	1,534.1	50.3		1,483.8

Operating income (loss)	194.4	(0.3)		194.7

Interest expense and financing fee amortization	(35.4)	—		(35.4)

Interest income	0.1	—		0.1

Other income, net	1.2	—		1.2

Income (loss) before income taxes and equity in net income of affiliates	160.3	(0.3)		160.6

Income tax (provision) benefit	(6.9)	12.5	(c)	(19.4)

Income (loss) before equity in net income of affiliates	153.4	12.2		141.2

Equity in net income of affiliates	0.2	—		0.2

Net income	$153.6	$12.2		$141.4

Earnings per share

Basic	$1.08			$0.99

Diluted	$1.07			$0.98

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Spirit AeroSystems Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	For the Three Months Ended
	July 3, 2014

	Historical (a)	The Transaction (b)		Pro Forma
	($ in millions, except per share data)
Net Revenues	$1,803.3	$54.8		$1,748.5
Operating costs and expenses
Cost of sales	1,525.9	54.3		$1,471.6
Selling, general and administrative	54.4	—		54.4
Impact from severe weather event	—	—		—
Research and development	6.8	—		6.8
Total operating costs and expenses	1,587.1	54.3		1,532.8
Operating income	216.2	0.5		215.7
Interest expense and financing fee amortization	(20.8)	—		(20.8)
Interest income	0.1	—		0.1
Other income, net	5.8	—		5.8
Income before income taxes and equity in net income of affiliates	201.3	0.5		200.8
Income tax (provision)	(58.1)	8.5	(c)	(66.6)
Income (loss) before equity in net income of affiliates	143.2	9.0		134.2
Equity in net income of affiliates	0.2	—		0.2
Net income	$143.4	$9.0		$134.4
Earnings per share
Basic	$1.01			$0.95
Diluted	$1.01			$0.94

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Spirit AeroSystems Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	For the Three Months Ended
	October 2, 2014
	Historical (a)	The Transaction (b)		Pro Forma
	($ in millions, except per share data)
Net Revenues	$1,693.0	$66.5		$1,626.5
Operating costs and expenses
Cost of sales	1,418	66.3		$1,351.7
Selling, general and administrative	50.0	—		50.0
Impact from severe weather event	—	—		—
Research and development	8.7	—		8.7
Total operating costs and expenses	1,476.7	66.3		1,410.4
Operating income	216.3	0.2		216.1
Interest expense and financing fee amortization	(16.0)	—		(16.0)
Interest income	0.2	—		0.2
Other (expense), net	(8.6)	—		(8.6)
Income before income taxes and equity in net income of affiliates	191.9	0.2		191.7
Income tax (provision)	(23.9)	13.5	(c)	(37.4)
Income (loss) before equity in net income of affiliates	168.0	13.7		154.3
Equity in net income of affiliates	—	—		—
Net income	$168.0	$13.7		$154.3
Earnings per share
Basic	$1.21			$1.11
Diluted	$1.20			$1.10

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Spirit AeroSystems Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	October 2, 2014
	Historical (d)	The Transaction (b)		Pro Forma
	($ in millions)
Current assets
Cash and cash equivalents	$452.8	$160.0	(e)	$292.8
Accounts receivable, net	809.3	—		809.3
Inventory, net	1,886.1	290.6		1,595.5
Deferred tax asset-current	31.8	—	(f)	31.8
Other current assets	47.2	—		47.2
Total current assets	3,227.2	450.6		2,776.6
Property, plant and equipment, net	1,784.9	21.8		1,763.1
Pension assets, net	276.8	—		276.8
Other assets	116.2	10.2		106.0
Total assets	$5,405.1	$482.6		$4,922.5
Current liabilities
Accounts payable	$709.3	$—		$709.3
Accrued expenses	272.9	—		272.9
Profit sharing	78.0	—		78.0
Current portion of long-term debt	9.6	—		9.6
Advance payments, short-term	103.1	9.7		93.4
Deferred revenue, short-term	21.8	—		21.8
Deferred grant income liability — current	9.8	—		9.8
Other current liabilities	91.6	11.3		80.3
Total current liabilities	1,296.1	21.0		1,275.1
Long-term debt	1,147.0	—		1,147.0
Advance payments, long-term	713.3	3.3		710.0
Pension/OPEB obligation	74.9	—		74.9
Deferred grant income liability — non-current	99.9	—		99.9
Deferred revenue and other deferred credits	27.8	—		27.8
Other liabilities	231.3	—		231.3
Equity
Preferred stock, par value $0.01, 10,000,000 shares authorized, no shares issued	—	—		—
Common stock, Class A par value $0.01, 200,000,000 shares authorized, 141,164,346 shares issued	1.4	—		1.4
Common stock, Class B par value $0.01, 150,000,000 shares authorized, 73,330 shares issued	—	—		—
Additional paid-in capital	1,032.3	—		1,032.3
Accumulated other comprehensive loss	(63.9)	—		(63.9)
Retained earnings	973.7	458.3	(g)	515.4
Treasury Stock	(129.2)	—		(129.2)
Total shareholders’ equity	1,814.3	458.3		1,356.0
Noncontrolling interest	0.5	—		0.5
Total equity	1,814.8	458.3		1,356.5
Total liabilities and equity	$5,405.1	$482.6		$4,922.5

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)  Reflects the historical operating results of the Company as previously reported.

(b)  Represents the adjustments to record the effect of the Transaction.

(c)  Tax is calculated at a statutory tax rate of 37.2% and includes deferred tax asset valuation allowance impacts.

(d)  Reflects the historical financial position of the Company as previously reported.

(e)  Represents the effect of the contractual cash paid as a result of the Transaction.

(f)  Deferred Tax Asset on Gulfstream Wing Programs is offset by a full Valuation Allowance.

(g)  Represents the estimated loss on the transaction without regard to income tax as the company will retain the value of any income tax benefits generated with the transaction.